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                                                                   EXHIBIT 10(i)



                                 AIRBORNE, INC.


                        2002 EXECUTIVE STOCK OPTION PLAN

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                                TABLE OF CONTENTS

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                                                                              Page
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ARTICLE 1 PURPOSE ..........................................................    1

ARTICLE 2 DEFINITIONS ......................................................    1

ARTICLE 3 ADMINISTRATION ...................................................    1

     3.1   Committee .......................................................    1
     3.2   Powers; Regulations .............................................    1
     3.3   Limits on Authority .............................................    1
     3.4   Exercise of Authority ...........................................    2

ARTICLE 4 SHARES SUBJECT TO THE PLAN .......................................    2

     4.1   Number of Shares ................................................    2
     4.2   Adjustments .....................................................    2

ARTICLE 5 PARTICIPANTS .....................................................    2

ARTICLE 6 STOCK OPTIONS ....................................................    2

     6.1   Grant of Options; Purchase Price ................................    2
     6.2   Term of Options .................................................    2
     6.3   Option Agreement ................................................    3
     6.4   Exercise of Options .............................................    3
           (a)  Time Exercisable ...........................................    3
           (b)  Manner of Exercise .........................................    3
           (c)  Value of Shares ............................................    3
           (d)  Issuance of Shares .........................................    3
     6.5   Legends .........................................................    3
     6.6   Transferability .................................................    3

ARTICLE 7 GENERAL PROVISIONS ...............................................    4

     7.1   Termination of Employment for Cause .............................    4
     7.2   Approved Transaction ............................................    4
     7.3   Right to Terminate Employment ...................................    4
     7.4   Nonalienation of Benefits .......................................    4
     7.5   Amendment .......................................................    4
     7.6   Government and Other Regulations ................................    4
     7.7   Withholding .....................................................    5
     7.8   Severability ....................................................    5
     7.9   Plan Not Exclusive ..............................................    5
     7.10  Exclusion from Pension and Profit-Sharing Computation ...........    5
     7.11  No Stockholder Rights ...........................................    5
     7.12  Governing Law ...................................................    5
     7.13  Company's Rights ................................................    6
     7.14  Effective Date ..................................................    6
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                                      -i-

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                                 AIRBORNE, INC.

                        2002 EXECUTIVE STOCK OPTION PLAN

                                    ARTICLE 1

                                     PURPOSE

     The purpose of the 2002 Executive Stock Option Plan (the "Plan") is to reward the Chairman and the Vice Chairman of the Board of Directors of Airborne, Inc., a Delaware corporation (the "Company"), for their many years of devoted service to the Company.

                                    ARTICLE 2

                                   DEFINITIONS

     Capitalized terms used in the Plan shall have the meanings given those terms in the attached Appendix A or in the section of the Plan referred to therein.

                                    ARTICLE 3

                                 ADMINISTRATION

     3.1 Committee. The Plan shall be administered by the Committee. A majority of the members of the Committee shall constitute a quorum and all determinations shall be made by a majority of that quorum. Any determination reduced to writing and signed by all of the members of the Committee shall be as effective as if it had been made by a majority vote at a meeting duly called and held.

     3.2 Powers; Regulations. The Committee shall have full power and authority, subject only to the provisions of the Plan (a) to administer or supervise the administration of the Plan; (b) to interpret the provisions of the Plan and the Option Agreements; (c) to correct any defect, supply any information and reconcile any inconsistency in such manner and to such extent as it determines to be necessary or advisable to carry out the purpose of the Plan; and (d) to take such other actions in connection with the Plan as it determines to be necessary or advisable. The Committee is authorized to adopt, amend and rescind such rules, regulations and procedures not inconsistent with the provisions of the Plan as it determines to be necessary or advisable for the proper administration of the Plan, and each Option shall be subject to all such rules, regulations and procedures.

     3.3 Limits on Authority. Exercise by the Committee of its authority shall be consistent with the intent that the Plan be administered in a manner so that, to the extent possible, the grant of Options and all other transactions with respect to the Plan, to Options and to any Common Stock acquired upon exercise of Options, shall be exempt from the operation of Section 16(b) of the Exchange Act.

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     3.4 Exercise of Authority. Each action and determination made or taken by the Committee, including but not limited to any interpretation of the Plan and the Option Agreements, shall be final, conclusive and binding for all purposes and upon all persons. No member of the Committee shall be liable for any action or determination made or taken by the member or the Committee in good faith.

                                    ARTICLE 4

                           SHARES SUBJECT TO THE PLAN

     4.1 Number of Shares. Subject to the provisions of this Article 4, Options will be granted under the Plan for two hundred thousand (200,000) shares of Common Stock. Such shares will be made available from shares of Common Stock held in the Company's treasury.

     4.2 Adjustments. If the Company subdivides its outstanding shares of Common Stock into a greater number of shares (by stock dividend, stock split, reclassification or otherwise) or combines its outstanding shares of Common Stock into a smaller number of shares (by reverse stock split, reclassification or otherwise), or if the Committee determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, rights offering, or other transaction or event that is not an Approved Transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it determines to be equitable and appropriate, adjust any or all of (a) the number of shares of Common Stock (or number and kind of other securities or property) for which outstanding Options may thereafter be exercised; and (b) the Purchase Prices for the shares (or other securities or property) under outstanding Options.

                                    ARTICLE 5

                                  PARTICIPANTS

     The individuals who shall participate in the Plan are Robert S. Cline and Robert G. Brazier.

                                    ARTICLE 6

                                  STOCK OPTIONS

     6.1 Grant of Options; Purchase Price. As of the Effective Date, Robert S. Cline and Robert G. Brazier shall each receive an Option for one hundred thousand (100,000) shares of Common Stock. The Purchase Price under each of the Options shall be $15.60 per share of Common Stock.

     6.2 Term of Options. Subject to other provisions of the Plan with respect to termination of Options, the term of each of the Options granted hereunder shall expire on February 5, 2007.

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     6.3  Option Agreement. Each Option shall be evidenced by an agreement (the
"Option Agreement") containing the terms and conditions of the Option as set forth in the Plan and any other terms and conditions determined by the Committee.

     6.4  Exercise of Options.

          (a) Time Exercisable. Each Option shall be immediately exercisable as of the Effective Date and shall thereafter continue to be exercisable for the remainder of the Option's term.

          (b) Manner of Exercise. An Option shall be exercised by written notice to the Company in compliance with the terms and conditions of its Option Agreement and such procedures for exercise of Options as the Committee may adopt from time to time. The Purchase Price of the shares to be purchased upon exercise of the Option shall be paid by (i) check, (ii) delivery of whole shares of Common Stock that are owned by the Holder and have been outstanding for at least six (6) months, or (iii) delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the Purchase Price. The minimum number of shares of Common Stock for which an Option must be exercised shall be one hundred (100) (or, if less, the full number of shares for which it is exercisable).

          (c) Value of Shares. Shares of Common Stock delivered in payment of all or any part of the Purchase Price payable upon exercise of an Option shall be valued at their Fair Market Value on the exercise date of the Option.

          (d) Issuance of Shares. The Company shall issue the shares of Common Stock purchased under an Option as soon as practicable after the Option has been duly exercised; provided, however, that no fractional shares shall be issuable under the Plan, and any fractional shares that would otherwise be issuable shall be disregarded.

     6.5 Legends. Each certificate representing shares of Common Stock issued upon exercise of an Option shall contain any legends that the Committee determines to be necessary or appropriate. The Company may cause the transfer agent for the Common Stock to place a stop transfer order with respect to such shares.

     6.6 Transferability. The original Holder of an Option may transfer the Option to any Permitted Transferee, so long as the transfer is without value, and the Permitted Transferee may transfer the Option without value to any other Permitted Transferee of the original Holder. Neither (a) a transfer under a domestic relations order in settlement of marital property rights, nor (b) a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Permitted Transferees (or the original Holder) in exchange for an interest in that entity, will constitute a transfer for value. Except as expressly permitted by this Section 6.6, an Option will not be transferable by its Holder other than by will or by the laws of descent and distribution, will not be involuntarily alienable by legal process or otherwise by operation of law, and will be exercisable during the Holder's lifetime only by the Holder. If the Holder of an Option dies prior to its full exercise, the Option may be exercised, to the extent it does not thereby terminate, by

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the person or persons to whom the rights of the holder under the Option pass by will or by applicable laws of descent and distribution.

                                    ARTICLE 7

                               GENERAL PROVISIONS

          The provisions of this Article 7 shall apply to the Options.

          7.1 Termination of Employment for Cause. If a Holder's employment with the Company is terminated for Cause, then the Option held by the Holder shall immediately terminate.

          7.2 Approved Transaction. If an Approved Transaction occurs, the Committee shall have the power to determine what effect, if any, the Approved Transaction shall have upon outstanding Options, including, without limitation the following powers:

                    (i) to cause the Options to be surrendered and canceled and payments to be made to the Holders in exchange therefor; and

                    (ii) to cause adjustments to be made in (A) the number of
               shares of Common Stock (or number and kind of other securities or property) for which outstanding Options may thereafter be exercised, (B) the Purchase Price for the shares (or other securities or property) under outstanding Options, and (C) the other terms of outstanding Options.

          7.3 Right to Terminate Employment. Nothing contained in the Plan or in any Option Agreement, and no action of the Company or the Committee with respect thereto, shall confer on any Holder any right to continue in the employ of the Company or interfere in any way with the right of the Company, subject to the terms and conditions of any agreement between the Holder and the Company, to terminate at any time, with or without Cause, the employment of the Holder.

          7.4  Nonalienation of Benefits. Except as permitted pursuant to
Section 6.6, no right or benefit under the Plan or any Option shall be (a) subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge (and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void); or (b) liable for or subject to the debts, contracts, liabilities or torts of the person entitled to the right or benefit.

          7.5 Amendment. The Board or the Committee may from time to time amend the Plan in such respects as it shall deem advisable; provided, however, that any such amendment shall comply with all applicable laws and stock exchange listing requirements. No amendment of the Plan may adversely affect the rights of the Holder of an Option in any material way unless the Holder consents thereto.

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     7.6  Government and Other Regulations. The obligation of the Company with respect to Options and the issuance of Common Stock upon the exercise thereof shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including but not limited to the effectiveness of any registration statement required under the Securities Act, and the rules and regulations of any securities exchange or over-the-counter market on which the Common Stock may be listed or quoted. The Company shall have no obligation to register shares of Common Stock issuable upon exercise of Options under the Securities Act or to register, qualify or list such shares under the laws of any state or other jurisdiction or the rules of any securities exchange or over-the-counter market.

     7.7 Withholding. By accepting an Option, the Holder shall be deemed to have agreed to pay, or make arrangements satisfactory to the Committee for payment to the Company of, all taxes required to be withheld by the Company in connection with the exercise of the Option or any sale, transfer or other disposition of any shares of Common Stock acquired upon exercise of the Option. If the Holder shall fail to pay, or make arrangements satisfactory to the Committee for the payment of, all such taxes, then the Company shall, to the extent not prohibited by law, have the right to deduct from any payment of any kind otherwise due to the Holder an amount equal to any taxes of any kind required to be withheld by the Company with respect to the Option.

     7.8 Severability. If any provision of this Plan or any Option Agreement, on its face or as applied to any person or circumstance, is or becomes unenforceable to any extent, the remainder of this Plan or the Option Agreement, as the case may be, and the application of the provision to any other person, circumstance or extent, shall not be affected, and this Plan and the Option Agreement shall continue in force.

     7.9 Plan Not Exclusive. The adoption of the Plan shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including but not limited to the granting of stock options and the awarding of stock and cash outside of the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     7.10 Exclusion from Pension and Profit-Sharing Computation. By accepting an Option, the Holder shall be deemed to have agreed that the Option is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment or other benefit under any pension, retirement or other employee benefit plan, program or policy of the Company.

     7.11 No Stockholder Rights. No Holder or other person shall have any voting or other stockholder rights with respect to shares of Common Stock under an Option until the Option has been duly exercised, full payment of the Purchase Price has been made, all conditions under the Option and the Plan to issuance of the shares have been satisfied, and a certificate for the shares has been issued. No adjustment shall be made for cash or other dividends or distributions to stockholders for which the record date is before the date of such issuance.

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     7.12 Governing Law. The Plan and all Options shall be governed by, and interpreted in accordance with, the laws of the State of Washington.

     7.13 Company's Rights. The grant of Options shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

     7.14 Effective Date. The Plan shall be effective as of February 5, 2002 (the "Effective Date").

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                                 AIRBORNE, INC.
                        2002 EXECUTIVE STOCK OPTION PLAN

                                   APPENDIX A

     "Approved Transaction" means any of the following transactions consummated with the approval, recommendation or authorization of the Board:

               (a) any merger, consolidation, statutory or contractual share exchange, or other transaction to which the Company or any of its affiliates or stockholders is a party if, immediately following the transaction, the persons who held Common Stock (or securities convertible into Common Stock) immediately before the transaction hold less than a majority of --

                   (i)  the combined Common Equity of the Company; or

                   (ii) if, pursuant to the transaction, shares of Common Stock are changed or converted into or exchanged for, in whole or part, securities of another corporation or entity, the combined Common Equity of that corporation or entity;

     without taking into account any person's Common Equity of the Company or the other corporation or entity that is not directly attributable (through continued ownership, amendment, reclassification, conversion or exchange) to the person's holdings of Common Stock (or securities convertible into Common Stock) immediately before the transaction;

               (b) any liquidation or dissolution of the Company; and

               (c) any sale, lease, exchange or other transfer not in the ordinary course of business (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company.

     "Board" means the Board of Directors of the Company.

     "Cause" means, in connection with the termination of the employment of a Holder (a) repeated failures to carry out directions of the Board or the Holder's supervisors with regard to material matters reasonably consistent with the Holder's duties; (b) knowing violation of a state or federal law involving the commission of a crime against the Company or a felony; (c) misuse of controlled substances; (d) any misrepresentation, deception, fraud or dishonesty that is materially injurious to the Company; and (e) any act or omission in willful disregard of the interests of the Company that substantially impairs the goodwill, business or reputation of the Company.

     "Committee" means the Compensation Committee of the Board.

                                      A-1

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                                 AIRBORNE, INC.
                        2002 EXECUTIVE STOCK OPTION PLAN

                                   APPENDIX A

     "Common Equity" means the capital stock of a corporation (or corresponding securities of a noncorporate entity) ordinarily, and apart from rights accruing under special circumstances, having the right to vote in an election for directors (or for members of the governing body of the noncorporate entity).

     "Common Stock" means the Common Stock, par value $1.00 per share, of the Company.

     "Company" is defined in Article 1.

     "Effective Date" is defined in Section 7.14.

     "Eligible Person" is defined in Article 5.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific section of the Exchange Act shall include any successor section.

     "Fair Market Value" for the Common Stock (or any other security) on any day means, if the Common Stock (or other security) is publicly traded, the last sales price (or, if no last sales price is reported, the average of the high bid and low asked prices) for a share of Common Stock (or unit of the other security) on that day (or, if that day is not a trading day, on the next preceding trading day), as reported by the principal exchange on which the Common Stock (or other security) is listed, or, if the Common Stock (or other security) is publicly traded but not listed on an exchange, as reported by The Nasdaq Stock Market, or, if such prices or quotations are not reported by The Nasdaq Stock Market, as reported by any other available source of prices or quotations selected by the Committee. If the Common Stock (or other security) is not publicly traded, or if the Fair Market Value is not determinable by any of the foregoing means, the Fair Market Value on any day shall be determined in good faith by the Committee on the basis of such considerations as the Committee determines to be appropriate.

     "Holder" means an individual who has received an Option or, when the context so requires, if rights under the Option continue following the death of the individual or are transferred in a manner permitted by Section 6.6, the person who succeeds to those rights by will or by the laws of descent and distribution or by such transfer.

     "Option" means an option with respect to shares of Common Stock awarded pursuant to Article 6.

     "Option Agreement" is defined in Section 6.3.

                                      A-2

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                                 AIRBORNE, INC.
                        2002 EXECUTIVE STOCK OPTION PLAN

                                   APPENDIX A

     "Permitted Transferee" of a Holder means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Holder (including any such relative by adoption); any person sharing the Holder's household (other than a tenant or employee); a trust in which these persons have more than fifty percent (50%) of the beneficial interest; and any other non-charitable entity in which these persons (or the Holder) own more than fifty percent (50%) of the voting interests.

     "Purchase Price" means the price at which shares of Common Stock may be purchased upon exercise of an Option.

     "Plan" is defined in Article 1.

     "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific section of the Securities Act shall include any successor section.

                                      A-3